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                                                                      EXHIBIT 23


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Quaker Chemical Corporation of our report dated June 15, 2001 appearing in Form 11-K.



/s/ PRICEWATERHOUSECOOPERS LLP


Philadelphia, Pennsylvania
June 25, 2001